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                          Supplement dated August 1, 2000
                     To the Prospectus dated August 1, 2000
                Of ISI North American Government Bond Fund Shares
             (A Class of North American Government Bond Fund, Inc.)


The Prospectus dated August 1, 2000 of ISI North American Government Bond Fund Shares (a class of shares of North American Government Bond Fund, Inc.) is hereby amended and supplemented by the following:

The sections entitled "Fees and Expenses of the Fund" and "Sales Charges" are modified to reflect the terms of the following offer:

From August 1, 2000 until September 29, 2000 ("Special Offering Period"), investments in Shares will be made at net asset value (without a sales charge on purchases). The table listing "Shareholder Transactions Expenses" is modified as follows:

Shareholder Transaction Expenses (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price).....       None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends..............................       None
Maximum Deferred Sales Charge (Load).....................................................       1.00%
Redemption Fee...........................................................................       None
Exchange Fee.............................................................................       None

During the Special Offering Period, the information included in the "Sales Charges" section is modified as follows. The first paragraph and table under "Purchase Price" are replaced with the following disclosure: "The purchase price for your Shares equals the net asset value per share." The last paragraph under "Purchase Price--Purchases at Net Asset Value" is deleted. The information included under "Redemption Price" is modified by adding the following language:
"The amount of any sales charge deducted from your redemption price will equal 1.00% of the purchase price during the first two years after the date you purchase your Shares, and 0% thereafter. If you have purchased Shares at various times during the Special Offering Period, the sales charge will be applied first to Shares you have owned for the longest period of time. If you own shares of any other fund in the ISI family of funds, you may purchase Shares without any sales charges pursuant to the terms and conditions described under 'Purchases by Exchange,' above."

              THE FUND RESERVES THE RIGHT TO TERMINATE THIS SPECIAL
                               OFFER AT ANY TIME.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.